EXHIBIT 32.1

                               TELVUE CORPORATION

                            CERTIFICATION PURSUANT TO
                              18 U.S.C. sec. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TelVue Corporation (the "Company") on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jesse Lerman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     03/31/09                  /s/ Jesse Lerman
                                    ----------------
                                    Jesse Lerman
                                    President and Chief Executive Officer